DETACH HERE   EGG                                     EGG DETACH HERE



         EG&G, INC.



P        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R        For Annual Meeting of Stockholders April 23, 1996
O
X        The undersigned hereby appoints John M. Kucharski and Murray Gross,
Y and each of them, proxies with power of substitution to vote, as indicated below, for and on behalf of the undersigned at the Annual Meeting of Stockholders of EG&G, Inc., to be held at the Sheraton Needham Hotel, 100 Cabot Street, Needham, Massachusetts on Tuesday, April 23, 1996, at 10:30 a.m., and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at said Meeting.

         1.   ELECTION OF DIRECTORS    Authority to fix the number of Directors
                                       at eleven and to elect William F.
																																							Pounds, Robert F. Goldhammer, G. Robert
																																							Tod, Greta E. Marshall, Tamara J.
                                       Erickson, Nicholas A. Lopardo and Fred B.
                                       Parks for terms of one year each.

SEE REVERSE SIDE If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.



SEE REVERSE
SIDE
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[ X ]    Please mark
         votes as in
         this example.

         This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR fixing the number of Directors at eleven and the election of Directors.
          _______________________________________
         |    The Board of Directors recommends  |
         |    a vote FOR Proposal 1.             |
         |_______________________________________|

         1.   Election of Directors (see reverse).
                   FOR            WITHHELD
                   ---            --------
                   [    ]         [    ]
                   For except vote withheld from the following nominee(s).

                   _________________________

                                                      MARK HERE       ________
                                                      FOR ADDRESS    |         |
                                                      CHANGE AND     |         |
                                                      NOTE CHANGE    |________ |
                                                      AT LEFT

                                     Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



Signature:  ____________________   Date:  _______

Signature:  ____________________   Date:  _______
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